EXHIBIT 32.1

Certification by the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, Eng Wah KUNG, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Xinda International Corp. (formerly known as Trimax Consulting, Inc.)for the fiscal quarter ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Xinda International Corp. (formerly known as Trimax Consulting, Inc.).

Date: August 15, 2019	By:	/s/ Eng Wah KUNG
Eng Wah KUNG
Chief Executive Officer